UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549



FORM 8-K


CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

June 16, 2005
DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED)



NEWS CORPORATION
(EXACT NAME OF REGISTRANT AS
SPECIFIED IN ITS CHARTER)








Delaware

001-32352

26-0075658
(STATE OR OTHER JURISDICTION
OF INCORPORATION)

(COMMISSION FILE NO.)

(IRS EMPLOYER
IDENTIFICATION NO.)

1211 Avenue of the Americas, New York,
New York 10036
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES,
INCLUDING ZIP CODE)

(212) 852-7000
(REGISTRANT'S TELEPHONE NUMBER,
INCLUDING AREA CODE)

NOT APPLICABLE
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



Check the appropriate box below if the Form
8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


Written communications pursuant to
Rule 425 under the Securities Act (17 CFR 230.425)


Soliciting material pursuant to Rule 14a-12
under the Exchange Act (17 CFR 240.14a-12)


Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))


Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))





ITEM 8.01	OTHER EVENTS.

	Under News Corporation's
(the "Company") stock repurchase program announced on June 13, 2005, the
Company is authorized to
acquire from time to time up to $3 billion in the Company's outstanding shares of Class A common stock and Class B common stock. Under the rules of the Australian
Stock Exchange (the "ASX"), the
Company is required to provide to
the ASX, on a daily basis, disclosure
of transactions pursuant to the stock
repurchase program to the extent such transactions occur.

	Attached as Exhibit 99.1 is a copy
of the information provided to the ASX on the date noted on Exhibit
99.1.

ITEM 9.01 	FINANCIAL
STATEMENTS AND EXHIBITS.

(c) Exhibits.




Exhibit
Number


Description

99.1

Information provided to Australian
Stock Exchange on the date noted on Exhibit 99.1.




SIGNATURES

              Pursuant to the requirements o
f the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




NEWS CORPORATION
(REGISTRANT)


By:




Lawrence A. Jacobs


Senior Executive Vice President and
Group General Counsel

Dated: June 16, 2005





EXHIBIT INDEX




Exhibit
Number


Description

99.1

Information provided to Australian
Stock Exchange
on the date noted on Exhibit 99.1.





Rule 3.8A
Appendix 3E

Daily share buy-back notice
(except minimum holding
buy-back and
selective buy-back)

Information and documents given to
ASX become ASX's property and may be made public.
Introduced 1/9/99.  Origin:  rule 3.6,
Appendix 7C.  Amended 30/9/2001.


Name of entity

ARBN

NEWS CORPORATION


111 480 561

We (the entity) give ASX
the following information.


Information about buy-back

1
Type of buy-back

ON MARKET



2
Date Appendix 3C was given to
ASX

14 JUNE 2005



Total of all shares bought back, or
in relation to which acceptances have been received, before, and on, previous day



Before previous day
Previous day





3
Number of shares bought back or
if buy-back is an equal access
scheme, in relation to which
acceptances have been received


2,615,000 CLASS A
(NWSLV)
1,543,000 CLASS B
(NWS)
Note: Covers NYSE trades for
13 June 2005 to 15 June 2005 inclusive

4
Total consideration paid or
payable for the shares


US$43,624,135
CLASS A (NWSLV)
US$26,847,366
CLASS B (NWS)



Before previous day
Previous day


5
If buy-back is an on-market buy-
back
highest price paid:
date:

lowest price paid:
date:

highest price paid:
US$16.81 CLASS A
(NWSLV)
US$17.57 CLASS B
(NWS)

lowest price paid:
US$16.49 CLASS A
(NWSLV)
US$17.22 CLASS B
(NWS)

highest price allowed
under rule 7.33:
N/A

Participation by directors

6
Deleted 30/9/2001.



How many shares may still be bought back?

7
If the company has disclosed an
intention to buy back a maximum
number of shares - the remaining
number of shares to be bought
back



Compliance statement

1.	The company is in compliance
with all Corporations Act requirements relevant to this buy-back.

2.	There is no information
that the listing rules require
to be disclosed that has not already
been disclosed, or is not
contained in, or attached to, this form.


Sign here:                         	Date: 16 June 2005
           (Assistant Secretary-Australia)

Print name:     Robert K Moon



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